Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Lisa Lopomo, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the quarterly report on Form 10-Q of Yellowcake Mining Inc. for the quarterly period ended April 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Yellowcake Mining Inc.

Dated:  June 18, 2010

/s/ Lisa Lopomo
Lisa Lopomo
President, Secretary, Treasurer, and Director
(Principal Executive Officer, Principal Financial
Officer and Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Yellowcake Mining Inc. and will be retained by Yellowcake Mining Inc. and furnished to the Securities and Exchange Commission or its staff upon request.